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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         April 27, 1998
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                    BIRNER DENTAL MANAGEMENT SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


            COLORADO                      0-23367                 84-1307044
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(State or other jurisdiction of         (Commission            (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)



  3801 EAST FLORIDA AVENUE, SUITE 508
            DENVER, COLORADO                                     80210
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(Address of principal executive offices)                       (Zip Code)

                                 (303) 691-0680
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              (Registrant's telephone number, including area code)

                                      N/A
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             (Former name or address, if changed since last report)


THIS DOCUMENT CONSISTS OF 3 PAGES.

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ITEM 5.   OTHER EVENTS.

      On April 27, 1998, Birner Dental Management Services, Inc. and its affiliated professional corporations (together, the "Company") acquired substantially all of the assets of Dentalco Provider Network, Inc., with three dental practice locations in Boulder, Colorado, Lakewood, Colorado and Littleton, Colorado. Such assets consisted of substantially all tangible and intangible assets utilized in each of the three practice locations. The total consideration consisted of $1.8 million cash paid by the Company, all of which was derived from proceeds of the Company's February 1998 initial public offering.

      This acquisition of assets was accounted for as a "purchase" for financial reporting purposes.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Date:  May 12, 1998.


                                       BIRNER DENTAL MANAGEMENT SERVICES, INC.
                                       a Colorado corporation


                                       By: /s/ Dennis N. Genty
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                                           Name:  Dennis N. Genty
                                           Title: Chief Financial Officer,
                                                  Secretary, Treasurer and
                                                  Director